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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) of THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Blount International, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

                             Delaware                                                            630780521

         (State of Incorporation or Organization)                                    (I.R.S. Employer Identification no.)

       4520 Executive Park Drive, Montgomery, Alabama                                              36116

         (Address of Principal Executive Offices)                                                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /x/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number to which this form relates:
333-82973 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


                      Title of Each Class                                            Name of Each Exchange on Which
                      to be so Registered                                            Each Class is to be Registered

            Common Stock, par value $.01 per share                                 The New York Stock Exchange, Inc.
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)

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                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         On July 16, 1999, the registrant filed with the Securities and Exchange
Commission (the "Commission") a Registration Statement on Form S-4 (File No.
333-82973) with respect to the issuance of common stock, par value $.01 per share (the "Common Stock"), of the registrant in connection with the merger of Red Dog Acquisition, Corp., a Delaware corporation, with and into the registrant. The securities to be registered pursuant to this Registration
Statement on Form 8-A were described in the registration statement referred to above under the caption "Description of Blount and New Blount Capital Stock," and such description is incorporated by reference herein in response to the information required by this Item.

ITEM 2.  EXHIBITS.

         None.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


       Date:  August  12, 1999         BLOUNT INTERNATIONAL, INC.



                                       By: /s/ Richard H. Irving, III
                                           -------------------------------------
                                           Name:  Richard H. Irving, III
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


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